SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2004

SEITEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-14488	76-0025431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10811 S. Westview Circle Building C, Ste. 100 Houston, Texas	77043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 881-8900

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

On August 6, 2004, Seitel, Inc. issued a press release filed herewith as Exhibit 99.1 hereto, the complete text of which is incorporated in this Item 5 by reference thereto.

Item 7. Financial Statements and Exhibits.

(a)	Financial statements.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit No. 99.1 Press release of Seitel, Inc., dated August 6, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEITEL, INC.

Date: August 6, 2004	By:	/S/ RANDALL D. STILLEY
	Name:	Randall D. Stilley
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Seitel, Inc., dated August 6, 2004.